Exhibit 99.1

CONSENT AND AMENDMENT

This CONSENT AND AMENDMENT (this “Consent”), dated as of September 24, 2008, is entered into by and among CIBER, INC., a Delaware corporation (“Borrower”), CIBER (INDIA) LTD., a Delaware corporation, CIBER INTERNATIONAL, INC., a Delaware corporation, CIBER ASSOCIATES, LLC, a Delaware limited liability company (each, a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and relates to that certain Credit Agreement, dated as of February 11, 2008 (as amended to the date hereof, the “Credit Agreement”), by and among the Borrower, Guarantors, the Lenders party thereto, the Administrative Agent, the Swing Line Lender and the L/C Issuer. Capitalized terms used and not otherwise defined in this Consent shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

A.            The Borrower desires to acquire 100% of the Equity Interests of Iteamic Pvt. Ltd., a corporation organized under the laws of India (“India Target”), the material terms and conditions relating to which are set forth on the term sheet attached to this Consent as Exhibit A (such acquisition, the “India, Acquisition” and such term sheet, the “India Term Sheet”).

B.            The Borrower and/or a Subsidiary of the Borrower (collectively, the “Swiss Purchaser”) desires to purchase 100% of the Equity Interests of a corporation incorporated under the laws of Switzerland (“Swiss Target”), the material terms and conditions relating to which are set forth on the term sheet attached to this Consent as Exhibit B (such acquisition, the “Swiss Acquisition,” and together with the India Acquisition, collectively the “Acquisitions,” and such term sheet, the “Swiss Term Sheet,” and together with the India Term Sheet, collectively the “Term Sheets”).

C.            Borrower has advised the Administrative Agent that the India Acquisition will conflict with or violate the provisions of (i) Section 7.04(b) of the Credit Agreement, because, as a result of certain of the consideration being paid to the seller in the form of cash funded with the proceeds of an equity issuance of common shares of the Borrower rather that directly in the form of common shares of the Borrower, together with the consideration consisting of the India Earn-Out (defined in Exhibit A), if applicable, the aggregate cash and non-cash consideration payable in connection therewith shall exceed $5,000,000.00 and yet the Borrower will not comply with clauses (e) and (f) of the definition of Permitted Acquisition, (ii) Section 7.02 of the Credit Agreement because the Subsequent Merger and the Subsequent India Equity Contribution (each as defined in Exhibit A), if they are completed, will constitute an Investment by the Borrower or a Guarantor, as applicable, in a Subsidiary that is not a Subsidiary Guarantor in excess of $2,500,000, (iii) Section 7.01(o) of the Credit Agreement because the India Earn-Out may not otherwise be permitted under the Credit Agreement and (iv) Section 7.06 of the Credit Agreement because the consummation of the Supplemental Closing would constitute a Restricted Payment not otherwise permitted thereunder.

D.            Borrower has advised the Administrative Agent that the Swiss Acquisition will conflict with or violate the provisions of (i) Section 7.04(b) of the Credit Agreement, because, as a result of certain of the consideration being paid to the seller in the form of cash funded with the proceeds of an equity issuance of common shares of the Borrower rather than directly in the form of common shares of the Borrower, together with the consideration consisting of the Swiss Earn-Outs (defined in Exhibit B), if applicable, the aggregate cash and non-cash consideration payable in connection therewith shall exceed $5,000,000.00 and yet the Borrower will not comply with clauses (e) and (f) of the definition of Permitted Acquisition, (ii) Section 7.02 of the Credit Agreement because the Initial Swiss Contribution and/or the Subsequent Swiss Contribution (each as described in Exhibit B), if they are completed, will constitute an Investment by the Borrower in the Swiss Purchaser in excess of $2,500,000, (iii) Section 7.03 of the Credit Agreement because the Swiss Intercompany Loan (as described in Exhibit B), if it is completed, will constitute Debt in excess of $2,500,000, and (iv) Section 7.01(o) of the Credit Agreement because the Swiss Earn-Outs may not otherwise be permitted under the Credit Agreement. Each of the provisions of the Credit Agreement described in this clause D and in clause C above are collectively called the “Specified Provisions.”

E.             Borrower has requested that the Required Lenders (i) consent to the Acquisitions and the related transactions described in the Term Sheets notwithstanding the Specified Provisions; (ii) agree and consent that the Acquisitions shall constitute Permitted Acquisitions under and as defined in the Credit Agreement and (iii) agree and consent that to the extent that any equity interest in the Swiss Target is acquired by the Borrower or any Guarantor, such interest shall not be subject to the requirements relating to “Collateral” under the Loan Documents, except to the extent provided herein.

F.             The Required Lenders have agreed to so consent on the terms and subject to the conditions set forth herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1.         Consent and Amendment. Subject to the terms of this Consent (including without limitation the satisfaction of the conditions precedent set forth in Section 2 below), the Required Lenders hereby provide a one-time consent to deviation from the Specified Provisions, solely to permit the Acquisitions and the related transactions in accordance with the terms and conditions, and for the consideration, specifically set forth in the Term Sheets and set forth herein. In furtherance of the foregoing, the Required Lenders, the Borrower and the Guarantors hereby agree that, subject to the terms of this Consent (including without limitation the satisfaction of the conditions precedent set forth in Section 2 below), (a) the Acquisitions shall each constitute “Permitted Acquisitions” as defined in the Credit Agreement and the definition of Permitted Acquisition is hereby amended accordingly (it being acknowledged and agreed that the India Earn-Out and Swiss Earn-Outs shall not be taken into consideration in calculating compliance with the $5,000,000 limit specified in clause (f) of the definition of “Permitted Acquisition” during the fiscal years in which such payments are made), (b) the Subsequent India Equity Contribution, the Initial Swiss Contribution and the Subsequent Swiss Contribution shall not be taken into consideration in calculating compliance with the $2,500,000 limit specified in clause (d) of the Section 7.02 during the fiscal years in which such transactions take place, and (c) (x) if at any time after the Effective Date but prior to the date that is six months after the Effective Date (the “Collateral Posting Date”), any equity interests in the Swiss Target are held by the Borrower or any Guarantor, such equity interests shall not constitute Collateral pursuant to the Loan Documents and shall not be subject to the requirements applicable thereto, including, without limitation, the requirements set forth in Section 6.13 of the Credit Agreement, and (y) from and after the date that is six months after the Effective Date, all such equity interests held by the Borrower or any Guarantor shall constitute Collateral pursuant to the Loan Documents and shall be subject to the requirements applicable thereto, including, without limitation, the requirements set forth in Section 6.13 of the Credit Agreement. Any amendment to or deviation from any term or condition set forth in the Term Sheets or herein shall be subject to further consent by the Required Lenders; provided that the Collateral Posting Date may be extended with the prior written consent of the Administrative Agent. Notwithstanding the foregoing, it is acknowledged and agreed that the Term Sheets do not purport to describe all of the terms and conditions of the Acquisitions and that, in and of itself, the inclusion of additional terms and conditions that are not inconsistent with the Term Sheets or the terms hereof (including without limitation Section 3(g) hereof) shall not require further consent.

SECTION 2.         Conditions Precedent to the Effectiveness of this Consent. The effectiveness of the consents and amendment contained in Section 1 above is conditioned upon, and such consents and amendment shall not be effective until, each of the following conditions has been delivered to the Administrative Agent or is otherwise satisfied, each in form and substance satisfactory to the Administrative Agent (the first date on which all of the following conditions have been satisfied being referred to herein as the “Effective Date”):

(a)           This Consent shall have been duly executed by the Borrower, the Guarantors, Lenders constituting Required Lenders and the Administrative Agent, and shall have been delivered to the Administrative Agent;

(b)           All fees and expenses payable to the Administrative Agent and the Lenders through the Effective Date, including all fees and expenses of counsel to the Administrative Agent, shall have been paid, to the extent invoiced; and

(c)           Borrower shall be in compliance with all terms, representations warranties and covenants set forth in this Consent (including without limitation Section 3 below).

SECTION 3.         Representations, Warranties and Covenants. In order to induce the Administrative Agent and the Lenders to enter into this Consent and to consent to the Acquisitions, the Specified Consent and the amendment in the manner provided herein, Borrower and each Guarantor represent and warrant to the Administrative Agent and each Lender, and hereby covenant, as follows:

(a)           Power and Authority. Borrower and each Guarantor have all requisite corporate, limited liability company or partnership power and authority to enter into this Consent and to carry out the transactions contemplated hereby and by the Term Sheets, as applicable.

(b)           Authorization of Agreements. The execution and delivery of this Consent by the Borrower and the Guarantors and the performance of transactions contemplated hereby and by the Terms Sheets have been (or, with respect to the Term Sheets, will be when necessary) duly authorized by all necessary action on the part of the Borrower and each Guarantor, and this Consent has been duly executed and delivered by the Borrower and each Guarantor.

(c)           Enforceability. This Consent constitutes the legal, valid and binding obligation of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights and general principles of equity.

(d)           No Conflict. The execution and delivery by the Borrower and each Guarantor of this Consent and the performance by Borrower and each Guarantor, as applicable, of the transactions contemplated hereby and by the Term Sheets do not and will not, after giving effect to the terms of this Consent, (i) contravene, in any material respect, any provision of any law, regulation, decree, ruling, judgment or order that is applicable to Borrower, each Guarantor or its properties or other assets, if applicable, (ii) result in a breach of or constitute a default under the charter, bylaws or other organizational documents of Borrower and each Guarantor, as applicable, or any material agreement, indenture, lease or instrument binding upon Borrower, each Guarantor or its properties or other assets, as applicable, or (iii) result in the creation or imposition of any Liens on its properties other than as permitted under the Credit Agreement.

(e)           Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower and each Guarantor of this Consent or the performance of the transactions contemplated by the Term Sheets other than those that will have been obtained upon the closing of each of such transactions.

(f)            Representations and Warranties in the Credit Agreement. Borrower and each Guarantor confirms that as of the date hereof and on the Effective Date, the representations and warranties contained in Article V of the Credit Agreement are (after giving effect to this Consent) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default or Event of Default has occurred and is continuing under (and as defined in) the Credit Agreement or any of the Loan Documents.

(g)           Specified Provisions. Other than the Specified Provisions, neither the terms or provisions of, nor the consummation of the transactions contemplated by, either Acquisition shall create or result in any breach or violation of any terms of any Loan Document or create or result in any Default or Event of Default (regardless of the effectiveness of this Consent).

(h)           India Acquisitions. With respect to the India Acquisition only:

(i)            Such Acquisition shall constitute a Permitted Acquisition but for clauses (e) and (f) of the definition thereof;

(ii)           Borrower shall comply with Section 6.13 of the Credit Agreement (including without limitation, pledging or causing to be pledged 65% of the Equity Interests of India Target, and, after the Subsequent Merger (as defined in Exhibit A), if applicable, pledging or causing any applicable Guarantor to pledge such additional Equity Interests in the First Tier Subsidiary (as defined in Exhibit A) such that 65% of such Equity Interests are pledged); and

(iii)          Borrower shall provide Administrative Agent with an updated and fully completed Schedule 5.16 of the Credit Agreement promptly after (A) the closing of such Acquisition and (B) the Subsequent Merger and Subsequent Equity Contribution, if applicable.

(i)            Swiss Acquisition. With respect to the Swiss Acquisition only:

(i)            Such Acquisition shall constitute a Permitted Acquisition but for clauses (e) and (f) of the definition thereof; and

(ii)           Borrower shall provide Administrative Agent with (A) an updated and fully completed Schedule 5.16 of the Credit Agreement promptly after the closing of such Acquisition, (B) after the payment of each of the Swiss Earn-Outs (as defined in Exhibit B), prompt notice thereof together with the purchase price paid in connection therewith, and (C) upon receiving knowledge of, or receipt of any notice of or containing, any dispute regarding the Swiss Earn-Outs, immediate notice thereof.

(j)            Each Acquisition. With respect to each Acquisition:

(i)            Borrower shall deliver copies of all definitive agreements relating to such Acquisition (including without limitation any letters of intent, purchase agreements and all related transfer documents) to Administrative Agent promptly after execution thereof;

(ii)           Upon the closing of such Acquisition, a Responsible Officer of Borrower shall deliver a certificate to Administrative Agent (A) to the effect that each of clauses (a) through (d), inclusive, and clause (g) of the definition of Permitted Acquisition has been satisfied with respect to such Acquisition; and (B) after giving effect to such Acquisition in accordance with Section 1.02(1) of the Credit Agreement, the Borrower shall be in pro forma compliance with the financial covenants set forth in Section 6.12 of the Credit Agreement (including after giving effect to any Debt assumed in connection with such Acquisition pursuant to Section 7.03(e) of the Credit Agreement), and

(iii)          The Required Lenders hereby agree that, without limiting the obligations of the Borrower to sell sufficient common shares to generate cash in an amount not less than the amount of cash consideration that is paid in connection with each Acquisition at the closing thereof (“Required Stock Proceeds”), the requirements of Section 2.06(a)(ii)(y) shall apply to each Equity Issuance contemplated by the Term Sheets only to the extent that the amount of Net Cash Proceeds thereof exceeds the Required Stock Proceeds associated with such Acquisition, and in no event shall the availability and use of funds by Borrower or its Subsidiaries from other sources for purposes of consummating the applicable Acquisitions result in such Required Stock Proceeds becoming subject to the commitment reduction requirements of Section 2.06(a)(ii)(y). To the extent necessary, the Borrower and the Required Lenders agree that Section 2.06(a)(ii)(y) is hereby amended to accommodate the foregoing agreement.

SECTION 4.         Miscellaneous.

(a)           Additional Documents. The Borrower and each Guarantor shall execute and deliver, and shall cause to be executed and delivered, to the Administrative Agent or the Lenders at any time and from time to time such documents and instruments as the Administrative Agent or the Lenders may request to confirm and carry out the transactions contemplated hereby.

(b)           Continuation of the Credit Agreement and Loan Documents. Except as specified in this Consent, the provisions of the Credit Agreement and the Loan Documents shall remain in full force and effect.

(c)           Ratification and Reaffirmation of Obligations by Borrower and Guarantors.  Except as specified in this Consent, the Borrower and the Guarantors hereby (i) ratify and confirm all of their respective Obligations under the Credit Agreement and each of the other Loan Documents, and acknowledge and agree that such Obligations remain in full force and effect, and (ii) ratify, reaffirm and reapprove in favor of the Administrative Agent and each Lender, as applicable, the terms and provisions of the Credit Agreement and each of the other Loan Documents, including (without limitation), their respective pledges and other grants of Liens and security interests pursuant to the Security Documents.

(d)           Release. To the extent permitted by law, Borrower and each Guarantor hereby fully, finally, and forever releases and discharges the Administrative Agent and each Lender, and their respective successors, assigns, directors, officers, employees, agents and representatives, from any and all causes of action, claims, debts, demands and liabilities, of whatever kind or nature, in law or equity, of the Borrower and Guarantors existing on the date hereof, whether now known or unknown, in respect of (i) the Obligations under the Credit Agreement and each of the other Loan Documents and (ii) the actions or omissions of the Administrative Agent or any Lender in any manner related to the Obligations under the Credit Agreement and each of the other Loan Documents.

(e)           No Waiver. Except as specifically set forth in this Consent, this Consent does not constitute a waiver by the Lenders or the Administrative Agent of Borrower’s or Guarantors’ compliance with any covenants, or a waiver of any Defaults or Events of Default, under the Credit Agreement or any of the Loan Documents, and shall not entitle the Borrower or the Guarantors to any consents, waivers or amendments in the future.

(f)            Entire Agreement. This Consent, the Credit Agreement, the other Loan Documents, and all other instruments, documents and agreements executed and delivered in connection with this Consent, the Credit Agreement and the other Loan Documents, embody the final, entire agreement among the parties hereto with respect to the subject matter hereof. There are no oral agreements among the parties hereto. This Consent may not be amended or modified orally, but only by a written agreement meeting the requirements of Section 10.01 of the Credit Agreement.

(g)           Representations and Warranties. All representations and warranties made in this Consent, the Credit Agreement or any Loan Document including any Loan Document furnished in connection with this Consent shall survive the execution and delivery of this Consent and the other related Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

(h)           Headings. Section and subsection headings in this Consent are included for convenience of reference only and shall not constitute a part of this Consent for any other purpose or be given any substantive effect.

(i)            Expenses. The Borrower and Guarantors acknowledge that all costs and expenses of the Administrative Agent incurred in connection with this Consent will be paid in accordance with Section 10.04(a) of the Credit Agreement.

(j)            Counterparts. This Consent may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Transmission by telecopier of an executed counterpart of this Consent shall be deemed to constitute due and sufficient delivery of such counterpart.

(k)           Governing Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW 5-1401 AND 5-1402).

This Consent shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

(l)            Loan Document. This Consent shall be deemed to be a Loan Document for all purposes under the Credit Agreement

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first above written.

BORROWER:

CIBER, INC.,
a Delaware corporation

By:	/s/ Peter Cheesbrough
Peter Cheesbrough
Executive Vice President & Chief
Financial Officer

GUARANTORS:

	CIBER (INDIA) LTD.,	CIBER INTERNATIONAL, INC.,
	A Delaware Corporation	A Delaware Corporation

	/s/ Peter Cheesbrough	By:	/s/ Peter Cheesbrough
	Peter Cheesbrough		Peter Cheesbrough
	Vice President & Treasurer		Vice President & Treasurer

CIBER ASSOCIATES, LLC. A Delaware limited liability company

By:	/s/ Peter Cheesbrough
Peter Cheesbrough
Executive Vice President & Chief
Financial Officer

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Alicia Kachmarik
Alicia Kachmarik,
Assistant Vice President

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Alicia Kachmarik
Alicia Kachmarik,
Assistant Vice President

LENDERS, CONTINUED:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:	/s/ Jennifer O’Brien
Name:	Jennifer O’Brien
Title:	Vice President

LENDERS, CONTINUED:

UNION BANK OF CALIFORNIA, N.A.,
a national banking association

By:
Name:
Title:

LENDERS, CONTINUED:

COMPASS BANK,
An Alabama corporation

By:
Name:
Title:

LENDERS, CONTINUED:

IBM CREDIT LLC,
A Delaware limited liability company

By:	/s/ Steven A. Flanagan
Name:	Steven A. Flanagan
Title:	Global Credit Officer

LENDERS, CONTINUED:

U.S. BANK NATIONAL ASSOCIATION,
A national banking association

By:	/s/ Blake Malia
Name:	Blake Malia
Title:	Assistant Vice President

LENDERS, CONTINUED:

WACHOVIA BANK, N.A.,
A national banking association

By:	/s/ W. Scott Powell
Name:	W. Scott Powell
Title:	Vice President